UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2015

Realbiz Media Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-53359	11-3820796
(Commission File Number)	(I.R.S. Employer Identification No.)

2690 Weston Road, Suite 200

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 16, 2015, RealBiz Media Group, Inc. (the “Company”) issued an unsecured convertible note to Himmil Investments, Ltd. (the “Investor”) with a face value of $500,000 (the “Note”) and a warrant (the “Warrant”) to purchase 675,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in exchange for $500,000 cash in the closing of its private placement. The Note and the Warrant were issued pursuant to the terms of a Securities Purchase Agreement, dated May 12, 2015, entered into by the Company and the Investor. The Note ranks pari passu with another unsecured convertible note issued to the Investor on October 20, 2014 (the “October 2014 Note”) with a face value of $150,000 and senior to all other Indebtedness (as defined in the Note). The Note bears interest at the rate of 7.5% per annum, which interest is payable in cash or shares of Common Stock, at the election of the holder, and will mature on the second anniversary of the issuance date. The conversion price, as well as the formula for determining the number of shares needed to repay the Note and any interest thereon, will be the lower of $0.10 per share or 65% of the lowest of the volume weighted average price (VWAP) for the twelve days prior to the conversion date. The conversion price will be subject to adjustment upon the happening of certain events, including the issuance of securities at a price lower than the fixed conversion price. If the Company fails to timely issue shares of Common Stock after receipt of a conversion notice, it will be obligated to pay to the holder 1% of the product of the number of shares of Common Stock not timely issued and the closing sale price of the Common Stock on the trading day preceding the last possible date which we could have issued the shares of Common Stock to the holder. In addition, the Company will also be required to pay the buy-in price under certain circumstances. The holder is not entitled to exercise any conversion right that would result in the holder owning more than 4.99% of Common Stock. The Note can be prepaid by the Company at any time after the issuance date at a prepayment penalty of 125% of the balance outstanding, including interest thereon. The Note contains certain covenants, including certain restrictions on incurrence of indebtedness, liens, cash dividend payments, transfer of assets, until such time as the note is converted, redeemed or paid in full.

The Warrant is exercisable for a period of two years from the date of issuance at an initial exercise price of $0.10 per share (subject to adjustment as described below) and provides for cashless exercise. The Warrant provides for an adjustment in the exercise price upon the happening of certain events, including the issuance of securities at a price lower than the fixed conversion price. The holder is not entitled to exercise any conversion right that would result in the holder owning more than 4.99% of the Common Stock.

The issuance of the Note and Warrant were contingent upon a registration statement being declared effective that registers the shares of Common Stock issuable upon the Note and the Warrant. Pursuant to the terms the Securities Purchase Agreement and a Registration Rights Agreement, dated June 16, 2015, entered into between the Company and the Investor (the “Registration Rights Agreement”), the Company has filed a registration statement on Form S-1 (File No. 333-204146)(the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 12, 2015, that registers the shares of Common Stock issuable upon the Note, the October 2014 Note, the Warrant and a warrant issued to the Investor in October 2014.

The Company expects to use the net proceeds from the offering of the Note and the Warrant for general corporate and working capital purposes.

The foregoing descriptions of the Note, the Warrant, the Registration Rights Agreement, and the Securities Purchase Agreement are qualified in their entirety by reference to the full text of the Note, the Warrant, the Registration Rights Agreement, and the Securities Purchase Agreement, copies of each of which are attached as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, to the Registration Statement, all of which are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth above under Item 1.01 and is hereby incorporated by reference in response to this Item.

Item 3.02.	Unregistered Sales of Equity Securities.

The Note and the Warrant and the shares of Common Stock underlying the Note and the Warrant were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. These securities were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.   This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Convertible Note for Himmil Investments, Ltd, dated June 16, 2015 (incorporated by reference to the Company’s Registration Statement on Form S-1 (File No. 333-204146) filed with the Securities and Exchange Commission on May 13, 2015)

4.2	Warrant for Himmil Investments, Ltd, dated June 16, 2015 (incorporated by reference to the Company’s Registration Statement on Form S-1 (File No. 333-204146) filed with the Securities and Exchange Commission on May 13, 2015)

4.3	Registration Rights Agreement between RealBiz Media Group, Inc. and Himmil Investments, Ltd, dated June 16, 2015 (incorporated by reference to the Company’s Registration Statement on Form S-1 (File No. 333-204146) filed with the Securities and Exchange Commission on May 13, 2015)

10.1	Securities Purchase Agreement between RealBiz Media Group, Inc. and Himmil Investments, Ltd, dated May 12, 2015 (incorporated by reference to the Company’s Registration Statement on Form S-1 (File No. 333-204146) filed with the Securities and Exchange Commission on May 13, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALBIZ MEDIA GROUP, INC.

Date: June 19, 2015	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer